SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  June 28, 2004


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                   1-8400               75-1825172
(State of Incorporation) (Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)








Item 9.   Regulation FD Disclosure

NOTICE OF EARNINGS RELEASE AND WEBCAST

AMR Corporation anticipates announcing second quarter 2004 earnings on Wednesday, July 21, 2004. In conjunction with the announcement, AMR will host a conference call with the financial community from 2 - 3 pm EDT. During this conference call, senior management of AMR will review, among other things, details of AMR's second quarter results, recent strategic and cost reduction initiatives, the revenue environment, cost pressures (including fuel), cash flow results, liquidity measures, capital requirements and special items (if any) and will, as well, provide an outlook for the third quarter of 2004.

A live webcast of this call will be available on the Investor
Relations page of the American Airlines website (www.aa.com). A replay of the webcast will also be available for several days following the call.





                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  June 28, 2004